SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Apollo Investment Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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9 West 57th Street

New York, New York 10019

June 16, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Apollo Investment Corporation, a Maryland corporation (the “Company”), to be held on August 5, 2015 at 9:30 a.m., Eastern Daylight Time, at The Peninsula New York, 700 Fifth Avenue, New York, New York 10019.

The notice of Annual Meeting and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked: (1a) to consider and vote upon the election of two Class II directors; (1b) to consider and vote upon the election of one Class III director of the Company; (2) to consider and vote upon the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016; and (3) to transact such other business as may properly come before the meeting and any postponement or adjournment thereof. I will also report on the progress of the Company during the past year and respond to stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. Even if you plan to attend the meeting in person, I urge you to complete, date and sign the enclosed white proxy card and promptly return it in the envelope provided. If you prefer, you can save time by authorizing your proxy through the Internet or by telephone as described in the Proxy Statement and on the enclosed white proxy card. Your vote and participation in the governance of the Company is very important to us.

Stockholders of record at the close of business on June 11, 2015 will also receive a green proxy card for the Special Meeting of Stockholders, which will be held at the same place and on the same date stated above, but not at the same time. You will also receive a proxy statement for the Special Meeting of Stockholders. Please be certain to sign, date and return each proxy card you receive from us.

Sincerely yours,

John J. Hannan
Chairman of the Board of Directors

APOLLO INVESTMENT CORPORATION

9 West 57th Street

New York, New York 10019

(212) 515-3450

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 5, 2015

To the Stockholders of Apollo Investment Corporation:

The 2015 Annual Meeting of Stockholders of Apollo Investment Corporation, a Maryland corporation (the “Company”), will be held at The Peninsula New York, 700 Fifth Avenue, New York, New York 10019 on Wednesday, August 5, 2015 at 9:30 a.m., Eastern Daylight Time, for the following purposes:

1a.	To consider and vote upon the election of two Class II directors of the Company, who will each serve until the Company’s 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

1b.	To consider and vote upon the election of one Class III director of the Company, who will serve until the Company’s 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

2.	To consider and vote upon ratifying the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2016; and

3.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on June 11, 2015. Even if you plan to attend, please sign the enclosed white proxy card and return it promptly in the self-addressed envelope provided or authorize your proxy by telephone or through the Internet. Please refer to the voting instructions provided on your white proxy card. In the event there are not sufficient shares present for a quorum or sufficient votes to approve or ratify the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Joseph D. Glatt, Corporate Secretary

New York, New York

June 16, 2015

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the white proxy card in the enclosed self-addressed envelope or authorize your proxy by telephone or through the Internet. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

APOLLO INVESTMENT CORPORATION

9 West 57th Street

New York, New York 10019

(212) 515-3450

PROXY STATEMENT

2015 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Apollo Investment Corporation, a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s 2015 Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, August 5, 2015 at 9:30 a.m., Eastern Daylight Time, at The Peninsula New York, 700 Fifth Avenue, New York, New York 10019 and at any postponements or adjournments thereof. This Proxy Statement, the Notice of Annual Meeting of Stockholders, the accompanying white proxy card and the Company’s Annual Report for the fiscal year ended March 31, 2015, are first being sent to stockholders on or about June 16, 2015.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign, date and mail the accompanying white proxy card or authorize your proxy by telephone or through the Internet, and the Company receives it in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the white proxy card you execute, the shares covered by the white proxy card will be voted FOR the election of the nominees as Directors and FOR the ratification of the Company’s independent registered public accounting firm.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously authorized his or her shares to be voted by proxy.

If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to instruct how your shares are to be voted at the Meeting.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1a.	To consider and vote upon the election of two Class II directors of the Company, who will each serve until the Company’s 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

1b.	To consider and vote upon the election of one Class III director of the Company, who will serve until the Company’s 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

2.	To consider and vote upon ratifying the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2016; and

3.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on June 11, 2015 (the “Record Date”). There were 236,741,351 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote on each matter to be voted on at the Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of holders of shares of stock of the Company entitled to cast a majority of the votes entitled to be cast on the Record Date will constitute a quorum. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Meeting. If a stockholder of the Company does not vote in person at the Meeting or does not submit voting instructions to its broker, bank or nominee, the broker, bank or other nominee will not be permitted to vote the stockholder’s shares on non-routine proposals. The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2016 (Proposal 2) is considered routine under applicable rules. The election of directors (Proposals 1a and 1b) is considered non-routine under applicable rules. For non-routine proposals, a broker, bank or other nominee that holds shares in street name on behalf of a stockholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Meeting. A “broker non-vote” with respect to a matter occurs when a broker, bank or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.

Vote Required

Election of Directors. The election of a Director requires the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such nominee. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because Directors are elected by an affirmative vote of the majority of the total votes cast for and affirmatively withheld, votes to withhold authority will have the effect of a vote against a nominee. Broker non-votes will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Additional Solicitation. If there are not enough shares represented at the Meeting for a quorum or votes to approve or ratify a proposal at the Meeting, the Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies.

A stockholder vote may be taken on any proposal in this Proxy Statement prior to any such adjournment if a quorum is present and there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and white proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain instructions from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and/or by telephone, e-mail or facsimile transmission by Directors, officers or employees of the Company and/or officers or employees of Apollo Investment Management, L.P. (“AIM”), the Company’s investment adviser. AIM is located at 9 West 57th Street, New York, New York 10019. No additional compensation will be paid to Directors, officers or regular employees of the Company or AIM for such services.

The Company has retained Georgeson Inc. (“Georgeson”) to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated fee not to exceed $10,000, plus expenses. As the Meeting date approaches, certain stockholders of the Company may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Company believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each stockholder’s full name and complete address and to confirm that the stockholder has either received the proxy materials in the mail or has been provided a notice and access notification. If the stockholder is a corporation or entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited matches the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the white proxy card and ask for the stockholder’s instructions on the proposals. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her proxy authorization and asking the stockholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Stockholders also may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on their white proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize proxies through the Internet, in addition to confirming their voting instructions prior to submission, also will receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may submit the proxy card originally sent with this Proxy Statement by mail or attend the Meeting in person.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder who gave the proxy, even if the proxy being revoked was given by telephone or electronically, and should be delivered to the Company’s Secretary. The notice of revocation may be delivered by mail or in person at the Meeting. In addition, a later dated proxy granted by any means will automatically revoke any prior proxy.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, no person would be presumed under the Investment Company Act of 1940, as amended (the “1940 Act”), to “control” us, as such term is defined in the 1940 Act.

Our Directors consist of independent Directors (Directors who are not “interested persons” (as defined in the 1940 Act) of the Company, and therefore not affiliates of AIM) (“Independent Directors”) and interested Directors. Interested Directors are “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of March 31, 2015, certain ownership information with respect to our common stock for those persons whom we believe, based on public filings and/or information provided by such persons, directly or indirectly owned, controlled or held, with the power to vote, 5% or more of our outstanding common stock as of that date. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over the securities owned by it.

Name and address of Beneficial Owner	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
Thornburg Investment Management Inc.(2)	Beneficial	21,254,016	8.98%
FMR LLC(3)	Beneficial	19,608,065	8.28%

(1)	All of our common stock is owned of record by Cede & Co., as nominee of The Depository Trust Company.
(2)	The principal address for Thornburg Investment Management Inc. (“Thornburg”) is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. Information obtained from a Form 13F filed by Thornburg with the SEC reporting share ownership as of March 31, 2015. Based on that filing, Thornburg maintains the sole power to vote or dispose of 21,254,016 shares.
(3)	The principal address for FMR LLC (“FMR”) is 245 Summer Street, Boston, Massachusetts 02210. Information obtained from a Form 13F filed by FMR with the SEC reporting share ownership as of March 31, 2015. Based on that filing, FMR maintains the sole power to vote 1,072,206 shares and has no power to vote 18,580,859 shares and has shared power with investment advisers under common control to dispose of 19,608,065 shares.

The following table sets forth, as of the Record Date, the number of shares of the Company’s common stock beneficially owned by the Director nominees and each of our other Directors and our current Executive Officers. As of that date, the Company’s Directors and Executive Officers, as a group, owned less than 1% of the Company’s outstanding common stock.

Independent Directors and Nominees, Interested Directors and Nominees, and Executive Officers	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Independent Directors and Nominees
Jeanette Loeb	30,000	*
Frank C. Puleo	15,000	*
R. Rudolph Reinfrank	15,000	*
Carl Spielvogel	500	*
Elliot Stein, Jr.	17,265	*

Interested Directors and Nominees
John J. Hannan	120,030.65	*
Bradley J. Wechsler	45,000	*
James C. Zelter	242,802.70	*

Executive Officers
Gregory W. Hunt	19,992	*
Joseph D. Glatt	1,272	*
Edward J. Goldthorpe	40,000	*
Cindy Z. Michel	636	*

*	Represents less than 1% of the outstanding shares.
(1)	Includes shares held through indirect beneficial ownership of a family trust.
(2)	Based on 236,741,351 shares of common stock outstanding as of the Record Date.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our common stock beneficially owned by the Director nominees and each of our other Directors as of the Record Date. Information as to the beneficial ownership is based on information furnished to the Company by such persons. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act).

Directors and Nominees	Dollar Range of Common Stock in the Company(1)
Independent Directors and Nominees
Jeanette Loeb(2)	$100,001 – $500,000
Frank C. Puleo	$100,001 – $500,000
R. Rudolph Reinfrank	$100,001 – $500,000
Carl Spielvogel(2)	$1 – $10,000
Elliot Stein, Jr.(2)	$100,001 – $500,000

Interested Directors and Nominees
John J. Hannan(2)	$500,001 – $1,000,000
Bradley J. Wechsler	$100,001 – $500,000
James C. Zelter	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	Dollar range includes shares held through indirect beneficial ownership of a family trust.

PROPOSALS 1a and 1b: ELECTION OF DIRECTORS

Pursuant to the Company’s charter and bylaws, the Board of Directors may modify the number of members of the Board of Directors provided that the number thereof shall never be less than four nor more than nine. In accordance with the bylaws, the Company currently has eight members of the Board of Directors. Directors are divided into three classes and are generally elected for staggered terms of three years each, with a term of office of one of the three classes of Directors expiring each year. The Company may have cause to propose a term of less than three years for a Director as it may deem necessary. Each Director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

A stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class II and Class III nominees for election at the Meeting, as well as each of the other Directors who are not standing for re-election, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a Director of the Company.

John J. Hannan and R. Rudolph Reinfrank each has been nominated for election for a three year term expiring at the Company’s 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. James C. Zelter has been nominated for election for a one year term expiring at the Company’s 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Messrs. Hannan, Reinfrank and Zelter currently serve as Directors of the Company. None of Messrs. Hannan, Reinfrank and Zelter is being proposed for election pursuant to any agreement or understanding between Messrs. Hannan, Reinfrank and Zelter and the Company.

Nominees for Class II Directors—Term Expiring 2018

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Interested Directors
John J. Hannan, 62(3)	Chairman of the Board and Director	Class II Director since March 2004. If elected, term expires 2018.	Co-founded Apollo Management, L.P. in 1990.	Director of Environmental Solutions Worldwide, Inc. (automotive); Director of EP Energy Corporation (energy).

Independent Director
R. Rudolph Reinfrank, 59	Director	Class II Director since June 2013. If elected, term expires 2018.	Managing General Partner of Riverford Partners, LLC (strategic advisory and investment firm) since 2009. Mr. Reinfrank co-founded and served as a Managing General Partner of Clarity Partners, L.P. until 2009.	Director of Parker Drilling Company, Inc. (drilling services) since 1993.

Nominee for Class III Directors—Term Expiring 2016

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Interested Directors
James C. Zelter, 52(3)	Chief Executive Officer and Director	Class II Director since November 2008. If elected, term expires 2016.	Joined Apollo Management, L.P. in May 2006 and has been a Managing Partner of Apollo Capital Management, L.P. since 2008; Prior to 2006, he was with Citigroup, Inc. and served as Chief Investment Officer of Citigroup Alternative Investments from 2003 to 2005.	None.

CONTINUING DIRECTORS (not up for election at the Meeting)

Class III Directors—Term Expiring 2016

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Interested Director
Bradley J. Wechsler, 63(3)	Director	Class III Director since April 2004.	Managing Partner of Elysium, LLC since 2015 and Chairman of IMAX Corporation (entertainment, technology and international media company). Formerly, Co-Chairman and Co-Chief Executive Officer of IMAX Corporation from 1996 to 2009.	None.

Independent Director
Elliot Stein, Jr., 66	Director	Class III Director since March 2004.	Private Investor; Corporate Director/Trustee.	Director of Apollo Senior Floating Rate Fund Inc. (closed-end investment fund) since 2011. Director of Apollo Tactical Income Fund Inc. (closed-end investment fund) since 2013. Formerly, Director of Global Cornerstone Holdings Limited (special purpose acquisitions company).

CONTINUING DIRECTORS (not up for election at the Meeting)

Class I Directors—Term Expiring 2017

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Independent Directors
Jeanette Loeb, 62	Director	Class I Director since August 2011.	Director of PetCareRx (e-commerce pet pharmacy) and former Chairman and CEO of PetCareRx from 2001 to 2011.	Director of Alliance Bernstein Multi-Manager Alternative Fund.

Frank C. Puleo, 69	Director	Class I Director since August 2011.	Mr. Puleo was a Partner at Milbank, Tweed, Hadley & McCloy LLP (law firm). Mr. Puleo became a partner of Milbank, Tweed, Hadley & McCloy LLP in 1978 and Co-Chair of the firm’s Global Finance Group in 1995 until retiring at the end of 2006.	Director of SLM Corp. (education financing company) since 2008; Director of CIFC Corp. (credit asset manager) from 2006 to 2014.

Carl Spielvogel, 86	Director	Class I Director since August 2011.	Chairman and Chief Executive Officer of Carl Spielvogel Enterprises, Inc. (international management and counseling company) from 1997 to 2000 and from 2001 to present.	None.

(1)	The business address of the Director nominees, Directors and Executive Officers is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.
(2)	Other than Mr. Stein, no Director serves as a Director of any other investment company registered under the 1940 Act or business development company regulated under the 1940 Act.
(3)	Messrs. Hannan, Wechsler and Zelter are interested Directors due to their affiliations with AIM and its affiliates. Mr. Wechsler became an interested Director effective January 5, 2015.

Corporate Governance

Director Independence. NASDAQ rules require listed companies to have a board of directors with at least a majority of Independent Directors. Under NASDAQ rules, in order for a director to be deemed independent, the board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the Director is independent under NASDAQ rules and our corporate governance guidelines. Our Board of Directors has determined that each of our Directors, other than Messrs. Hannan, Wechsler and Zelter, is independent under the listing standards of NASDAQ Marketplace Rule 5605 (a)(2). Our governance guidelines require any Director who has previously been determined to be independent to inform the Chairman of the Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board of Directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Board of Directors’ Oversight Role in Management. The Board of Directors’ role in management of the Company is oversight. As is the case with virtually all investment companies, including externally managed business development companies such as the Company (as distinguished from operating companies), service providers to the Company, primarily AIM, Apollo Investment Administration, LLC (“AIA”) and their affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Directors, acting at its scheduled meetings, or the Chairman or the lead Independent Director acting between Board of Directors meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Company’s Chief Executive Officer, its President and Chief Operating Officer and its Chief Financial Officer (or a senior representative of their respective offices), the Company’s and AIM’s Chief Compliance Officer and portfolio management personnel. The Audit Committee of the Board of Directors (which consists of all Independent Directors) meets regularly, and between meetings the Audit Committee Chair maintains contact with the Company’s independent registered public accounting firm, the Company’s Chief Financial Officer and the internal auditor. In addition, at its quarterly meetings, the Audit Committee meets with the independent valuation services that evaluate certain of the Company’s securities holdings for which there are not readily available market values. The Board of Directors also receives periodic presentations from senior personnel of AIM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. The Board of Directors has adopted policies and procedures designed to address certain risks of the Company. In addition, the Company, AIM, AIA and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Company. However, it is not possible to eliminate all of the risks applicable to the Company. The Board of Directors also receives reports from counsel to the Company or counsel to AIM and the Board of Directors’ own independent legal counsel regarding regulatory compliance and governance matters. The Board of Directors oversight role does not make the Board of Directors a guarantor of the Company’s investments or activities or the activities of any of the Company’s service providers on behalf of the Company.

Board of Directors Composition and Leadership Structure. The 1940 Act requires that at least a majority of the Company’s Directors be Independent Directors. Currently, five of the Company’s eight Directors are Independent Directors. The Chairman of the Board of Directors is an interested person of the Company, and the Independent Directors have designated a lead Independent Director, Mr. Stein, who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board of Directors meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. The Board of Directors has determined that its leadership structure, in which over 60% of the Directors are not affiliated with AIM, is appropriate in light of the services that AIM and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Director’s Experience, Qualifications, Attributes or Skills. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board of Directors believes has prepared them to be effective Directors. The Board of Directors believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board of Directors believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of Directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of Directors of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board of Directors meetings and interacts with AIM, and also may benefit from information provided by the Company’s or AIM’s counsel; both the Board of Directors’ and Company counsel have significant experience advising funds and fund board members. The Board of Directors and its Committees have the ability to engage other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.

Independent Directors

Jeanette Loeb (62) Director. Ms. Loeb became a Director of the Company in August 2011. Ms. Loeb currently serves as a Director of PetCareRx, Inc., and is a former Chairman and Chief Executive Officer of the company, a leading e-commerce pet pharmacy that sells pet medications, supplies and food directly to the consumer. Ms. Loeb joined PetCareRx, Inc. in 2001. From 1977 until 1994, Ms. Loeb was an investment banker at Goldman Sachs & Co., where she served as the head of the Structured Finance Department in the U.S. Ms. Loeb was named the first woman partner of Goldman Sachs & Co. in 1986 and served as a partner from 1986 to 1994. Ms. Loeb received an MBA from Harvard Business School and graduated Phi Beta Kappa from Wellesley College with a BA in economics. She currently serves on the board and the finance committee of New York City Center and the board for Alliance Bernstein Multi-Manager Alternative Fund, and has previously been on the board and audit committee of the United Nations Development Corporation, a member of the board of the Collegiate School, the Treasurer and a board member of the Society of Memorial Sloan Kettering, and a founding member of the Wellesley Business Leadership Council.

Frank C. Puleo (69) Director. Mr. Puleo became a Director of the Company in February 2008. Mr. Puleo currently serves as a Director of South Street Holdings, LLC (formerly known as CMET Finance Holdings, Inc.), a company that finances securities inventory for customers and dealers and licenses trade processing software, SLM Corp., a student loan company, and Syncora Capital Assurance, Inc., a monoline financial guaranty and insurance company. From 2006 to 2014, Mr. Puleo was a Director of CIFC Corp. (formerly known as CIFC Deerfield Corp.), a credit asset manager. Previously, Mr. Puleo was also a partner at Milbank, Tweed, Hadley & McCloy LLP where he advised clients on structured finance transactions, bank and bank holding company regulatory and securities law matters. Mr. Puleo became a partner of Milbank, Tweed, Hadley & McCloy LLP in 1978 and Co-Chair of the firm’s Global Finance Group in 1995 until retiring at the end of 2006. He was a member of the firm’s Executive Committee from 1982 to 1991 and from 1996 to 2002. Mr. Puleo served as a Lecturer at Columbia University School of Law from 1997 to 2001.

R. Rudolph Reinfrank (59) Director. Mr. Reinfrank became a Director of the Company in June 2013. Mr. Reinfrank currently serves as a Director of Parker Drilling Company Inc. Since October 2009 Mr. Reinfrank has served as the Managing General Partner of Riverford Partners, LLC, a strategic advisory and investment firm based in Los Angeles, CA (“Riverford”). Riverford acts as an investor, board member and strategic adviser to growth companies and companies in transition. In 2000, Mr. Reinfrank co-founded and served as a Managing General Partner of Clarity Partners, L.P. until 2009. In 1997, he co-founded and serves as a Managing General Partner of Rader Reinfrank & Co. In 2006, he co-founded Clarity China, L.P. Mr. Reinfrank is also a Senior Adviser to Pall Mall Capital, Limited (London) and Transnational Capital Corporation.

Carl Spielvogel (86) Director. Ambassador Spielvogel became a Director of the Company in March 2004. Ambassador Spielvogel was and is currently Chairman and Chief Executive Officer of Carl Spielvogel Enterprises, Inc., an international management and counseling company, from 1997 to 2000, and from 2001 to present. From 2000 to 2001, Ambassador Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia. He served as a Director of Interactive Data Corporation, Inc. from 1996 to 2009, and as a member of its Audit Committee and Chairman of the Independent Shareholders Committee. From 1994 to 1997, Ambassador Spielvogel was Chairman and Chief Executive Officer of the United Auto Group, Inc., one of the first publicly-owned auto dealership groups. Earlier, Ambassador Spielvogel was Chairman and Chief Executive Officer of Backer Spielvogel Bates Worldwide, a global marketing communications company from 1985 to 1994. Ambassador Spielvogel is a trustee of the Metropolitan Museum of Art; a member of the Board of Trustees and Chairman of the Business Council of the Asia Society; a member of the Board of Trustees of Lincoln Center for the Performing Arts; a member of the Council on Foreign Relations; a member of the Executive Committee of the Council of American Ambassadors; a Trustee and member of the Executive Committee of the State University of New York, and a former Fellow of the Kennedy School of Government at Harvard University. Before becoming an Ambassador, he was a Governor of the United States Government Board of Broadcasting.

Elliot Stein, Jr. (66) Director. Mr. Stein became a Director of the Company in March 2004 and currently serves as lead Independent Director. Mr. Stein has also been a Director of Apollo Senior Floating Rate Fund Inc. since 2011 and a Director of Apollo Tactical Income Fund Inc. since 2013. He served as a Director of Bizzingo, Inc., from 2012 to 2013. He also served as Chairman of Acertas LLC and Senturion Forecasting (consulting firms) since 2013 and Caribbean International News Corporation from 1985 to 2013, and is a board member of various private companies including Multi-Pak Solutions and Cohere Communications. Mr. Stein was a Managing Director of Commonwealth Capital Partners and has served as a Director of VTG Holdings, Bargain Shop Holdings, Inc. and various other private companies. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. Mr. Stein received a BA from Claremont McKenna College.

Interested Directors

John J. Hannan (62) Chairman of the Board of Directors. Mr. Hannan became a Director of the Company in March 2004 and was elected as Chairman of the Board of Directors in August 2006. He served as the Chief Executive Officer from February 2006 to November 2008. Mr. Hannan, a senior partner of Apollo Management, L.P., co-founded Apollo Management, L.P. in 1990. He is also currently on the Board of Directors of EP Energy Corporation. Mr. Hannan formerly served as a Director of Vail Resorts, Inc. and Goodman Global, Inc.

Bradley J. Wechsler (63) Director. Mr. Wechsler became a Director of the Company in April 2004. Mr. Wechsler was the Co-Chairman and Co-Chief Executive Officer of IMAX Corporation from May 1996 through April 2009 and is currently Chairman. Since January 2015, Mr. Wechsler is the Managing Partner of Elysium, LLC, a limited liability company that manages the family office for Leon Black, the CEO of Apollo Global Management, LLC (“AGM”). Previously Mr. Wechsler has had several executive positions in the entertainment and finance industries and has made a number of private investments. Mr. Wechsler is a Vice-Chairman of the board of the NYU Hospital and Medical Center, a member of the Executive Committee and chairs its Finance Committee. He also sits on the board of Math for America and is a member of the Academy of Motion Picture Arts and Sciences.

James Zelter (52) Chief Executive Officer and Director. Mr. Zelter became the Chief Executive Officer and a Director of the Company in 2006. Mr. Zelter is the Managing Partner of Apollo Capital Management, L.P., where he oversees the firm’s activities in a broad array of asset classes. Prior to joining Apollo, Mr. Zelter was with Citigroup and its predecessor companies from 1994 to 2006. He was responsible for the global expansion and strong financial performance of the Special Situations Investment Group, a proprietary investment group he founded within Citigroup’s Fixed Income Division. As head of Citigroup’s Special Situations Investment Group, Mr. Zelter was responsible for the acquisition of approximately $5 billion of non-performing loan portfolios and ancillary investments. While with Citigroup, Mr. Zelter also served on the Global Fixed Income Management

Committee. In this role, he oversaw the firm’s High Yield Trading, Sales and Capital Market Groups. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments. In addition, he was a standing member of the Citigroup Pension Investment Committee, the Salomon Smith Barney Capital Partners Investment Committee and the Citigroup Mezzanine Partners Investment Committee. Prior to joining Citigroup in 1994, Mr. Zelter was a High Yield Trader at Goldman Sachs & Co. Mr. Zelter is a board member of DUMAC, the investment management company that oversees the Duke Endowment and Duke Foundation, and is on the board of the Dalton School. Mr. Zelter has a BA in Economics from Duke University.

Committees of the Board of Directors

As of March 31, 2015, our Board of Directors had established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the fiscal year ended March 31, 2015, the Board of Directors of the Company held eleven board meetings, eight Audit Committee meetings, four Nominating and Corporate Governance Committee meetings and three Compensation Committee meetings. All Directors who were Directors during the fiscal year ended March 31, 2015 attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective Committees on which they served.

The Company requires each Director to make a diligent effort to attend all Board of Directors and committee meetings, and encourages Directors to attend the annual meeting of stockholders. At the 2014 Annual Meeting, all of the Independent Directors at the time attended in person.

Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the annual financial statements of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filing of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to the Board of Directors; and recommending compensation of the Chief Financial Officer to the Board of Directors for determination. The Audit Committee is composed of five persons: Messrs. Puleo, Reinfrank, Spielvogel and Stein and Ms. Loeb, all of whom are Independent Directors and are otherwise considered independent under NASDAQ Marketplace Rule 5605(a)(2). Each member of the Audit Committee is expected to continue to serve on the Audit Committee after the Meeting. Mr. Reinfrank serves as the Chairperson of the Audit Committee. The Company’s Board of Directors has determined that Mr. Reinfrank is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee Charter is available on the Company’s website (http://www.apolloic.com).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of five persons: Messrs. Puleo, Reinfrank, Spielvogel and Stein and Ms. Loeb. Mr. Stein currently serves as the Chairman of the Nominating and Corporate Governance Committee. Each member is expected to continue to serve on the Nominating and Corporate Governance Committee after the Meeting. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee charter which is available on the Company’s website (http://www.apolloic.com).

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as Directors when such recommendations are submitted in accordance with the Company’s current bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding Director nominations. Nominations should be sent to Joseph D. Glatt, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019. To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of the ownership;

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Company and the person’s consent to be named as a Director if selected by the Nominating and Corporate Governance Committee and nominated to the Board of Directors; and

•	If requested by the Nominating and Corporate Governance Committee, a completed and signed Director’s Questionnaire.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of NASDAQ, and any other applicable laws, rules, or regulations; the ability to contribute to the effective management of the Company, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Company’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; educational background, business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions, experience from service as a board member (including the Board of Directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. The Board of Directors also believes it is appropriate for members of the Company’s management to serve as a member of the Board of Directors. In addition, although the Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying Director candidates, the Nominating and Corporate Governance Committee may consider whether a potential candidate’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board of Directors’ membership and collective attributes. Such considerations will vary based on the Board of Directors’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board of Directors for determining, the compensation of our Chief Executive Officer and all other executive officers, paid directly by us, if any. The Compensation Committee also assists the Board of Directors with all matters related to compensation, as directed by the Board of Directors. The current members of the Compensation Committee are Messrs. Puleo, Reinfrank, Spielvogel and Stein and Ms. Loeb, each of whom is not an interested person of us for purposes of the 1940 Act and the NASDAQ corporate governance rules. As shown below, none of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on our website (www.apolloic.com).

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Apollo Investment Corporation, c/o Joseph D. Glatt, Corporate Secretary, 9 West 57th Street, New York, New York 10019. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our Executive Officers who are not Directors of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years(2)

Gregory W. Hunt, 58	Chief Financial Officer and Treasurer	Mr. Hunt began his term as Chief Financial Officer and Treasurer of the Company in May 2012. Previously, Mr. Hunt was Executive Vice President and Chief Financial Officer for Yankee Candle, which he joined in April 2010. Prior to joining Yankee Candle, Mr. Hunt served as the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines from 2007 to 2009. Prior to joining Norwegian Cruise Lines, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc. from 2006 to 2007 and Chief Financial Officer and Co-Chief Executive of Syratech Corporation from 2001 to 2006. Prior to Syratech, Mr. Hunt held several senior financial leadership positions including Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc. and Samsonite Corporation. Mr. Hunt also serves as a Director of LogicSource, Inc. and as a member of the Board of Advisors for the University of Vermont School of Business. Mr. Hunt earned a bachelor’s degree in accounting and finance from the University of Vermont and is a Certified Public Accountant.

Joseph D. Glatt, 41	Chief Legal Officer, Secretary and Vice President	Mr. Glatt was appointed Chief Legal Officer of the Company in 2014, Secretary in 2010 and Vice President in 2009. Mr. Glatt is also currently General Counsel of Apollo Capital Management, L.P., a position he has held since 2007. Since 2011 he has served as the Chief Legal Officer of Apollo Senior Floating Rate Fund Inc., and since 2013, he has served as the Chief Legal Officer of Apollo Tactical Income Fund Inc. Mr. Glatt joined Apollo in 2007 and serves as General Counsel for Apollo Capital Management, L.P. Prior to that time, Mr. Glatt was associated with the law firms of

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years(2)

Simpson Thacher & Bartlett LLP from 1998 to 2003 and Schulte Roth & Zabel LLP from 2003 to 2007, in each case, primarily focusing on mergers and acquisitions, leveraged buyouts and capital markets activities. Mr. Glatt serves on the Board of Trustees for FamilyConnections, a community based counseling and family service agency, and also serves on the Board of Advisors for the Institute of Law and Economics, a joint research center of the Law School, Wharton and the Department of Economics at the University of Pennsylvania. Mr. Glatt received his JD from University of Pennsylvania Law School and graduated summa cum laude from Rutgers College with a BA in Political Science, Psychology and Hebraic Studies.

Edward J. Goldthorpe, 38	President	Mr. Goldthorpe is President of the Company, Chief Investment Officer of Apollo Investment Management, and Senior Portfolio Manager, U.S. Opportunistic Credit. Mr. Goldthorpe joined Apollo in April 2012 and oversees the Opportunistic Credit platform within Apollo. Previously, Mr. Goldthorpe was employed by Goldman Sachs & Co. for 13 years. He most recently ran the Bank Loan Distressed Investing Desk and prior to that was a Managing Director in the Special Situations Group, running both their Middle Market Private Equity business and the Canadian business (CSSG). Prior to that, Mr. Goldthorpe worked in the High Yield Distressed business, the Merchant Banking Division and the Investment Banking Division. Mr. Goldthorpe received a B.A. in Commerce from Queen’s University in Kingston, Ontario. Mr. Goldthorpe currently serves on the Global Advisory Board for the Queen’s School of Business. He is also the Chairman of the Young Fellowship of The Duke of Edinburgh’s Award.

Cindy Z. Michel, 41	Vice President and Chief Compliance Officer	Ms. Michel joined Apollo in 2007. Ms. Michel is also the Chief Compliance Officer of AGM. Prior to joining Apollo, Ms. Michel served as the Director of Compliance of the Private Equity Division and the Global Trading Strategies Group at Lehman Brothers. Prior to that, she was associated with the investment bank Credit-Suisse Securities as a member of its Compliance Department supporting the Private Equity and Investment Banking businesses. Before joining Credit-Suisse, Ms. Michel was associated with the

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years(2)

law firm of DLA Piper. Ms. Michel graduated from Columbia University with an AB in English and Economics and holds a JD from Boston University School of Law.

(1)	The business address of each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.
(2)	Certain executive officers serve as members of governing boards of certain of our portfolio companies.

Code of Conduct

The Company has adopted a code of conduct which applies to, among others, its executive officers, including its Chief Executive Officer and its Chief Financial Officer. The Company’s code of conduct can be accessed via the Company’s website at http://www.apolloic.com.

Compensation of Directors and Executive Officers

The following table shows information regarding the compensation received by the Directors and Executive Officers for the fiscal year ended March 31, 2015. No compensation is paid to the interested Directors.

Name	Aggregate compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total compensation from the Company paid to Director/Executive Officer
Independent Directors
R. Rudolph Reinfrank	154,000	None	154,000
Jeanette Loeb	163,500	None	163,500
Frank C. Puleo	162,000	None	162,000
Carl Spielvogel	146,000	None	146,000
Elliot Stein, Jr.	173,250	None	173,250

Interested Directors
John J. Hannan	None	None	None
Bradley J. Wechsler(2)	144,000	None	144,000
James C. Zelter(3)	None	None	None

Executive Officers
Gregory W. Hunt	None	None	None
Joseph D. Glatt	None	None	None
Edward J. Goldthorpe	None	None	None
Cindy Z. Michel	None	None	None

(1)	We do not have a profit sharing or retirement plan, and our Directors and Executive Officers do not receive any pension or retirement benefits.
(2)	Effective January 5, 2015, Mr. Wechsler became an interested Director. His compensation for the fiscal year ended March 31, 2015 is pro-rated based for the portion of the fiscal year when he was an Independent Director.
(3)	Mr. Zelter is also an executive officer of the Company.

Compensation of Directors

Each Independent Director’s annual fee is $125,000. Each Independent Director also receives $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, and $1,500 for each telephonic committee or board meeting attended. In addition, the Lead Independent Director receives an annual fee of $25,000, the Chairman of the Audit Committee receives an annual fee of $15,000 and each chairman of any other committee receives an annual fee of $2,500 for additional services in these capacities. Further, we purchase directors’ and officers’ liability insurance on behalf of our Directors and officers.

Certain Relationships and Transactions

Transactions with Affiliated Persons. We have entered into an amended and restated investment advisory and management agreement with AIM. Certain of our Executive Officers and our Chairman of the Board of Directors have ownership and financial interests in AIM. Certain of our Executive Officers also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our Executive Officers and Directors and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, or of investment funds managed by its affiliates, although we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our investment adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. We may invest, to the extent permitted by law, on a concurrent basis with affiliates of AIM, subject to compliance with applicable regulations and our allocation procedures.

We have entered into a royalty-free license agreement with Apollo Management Holdings, L.P. (“AMH”), pursuant to which AMH has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from Apollo Investment Administration, LLC (“AIA”), an affiliate of AIM, and pay AIA our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under our administration agreement with AIA, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance officer and their respective staffs, which can create conflicts of interest that our Board of Directors must monitor.

With respect to Director independence, please refer to the Corporate Governance section herein.

Section 16(a) Beneficial Ownership Reporting Compliance. Pursuant to Section 16(a) of the Exchange Act, the Company’s Directors and Executive Officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission (the “Commission”) and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s Directors and officers, the Company believes that during the fiscal year ended March 31, 2015, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL II: RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on May 18, 2015, the Company’s Audit Committee approved and the Board of Directors, including a majority of the Independent Directors, approved and ratified the selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016. The Company expects that a representative of PricewaterhouseCoopers will be present at the Meeting, and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended March 31, 2015, the Board of Directors’ Audit Committee recommended to the Board of Directors that such statements be included in the Company’s Annual Report on Form 10-K. A copy of the Audit Committee’s Report appears below.

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings. Audit fees billed during the fiscal years ended March 31, 2015 and March 31, 2014 were $1,219,434 and $1,431,080 respectively.

Audit-Related Fees: Audit-related services consist of fees billed by PricewaterhouseCoopers for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Audit-related fees billed during the fiscal years ended March 31, 2015 and March 31, 2014 were $460,000 and $147,689, respectively.

Tax Services Fees: Tax services fees consist of fees billed by PricewaterhouseCoopers for professional tax services. These services also include assistance regarding federal, state, and local tax compliance. Tax services and fees billed during the fiscal years ended March 31, 2015 and March 31, 2014 were $40,000 and $40,000, respectively, which represented work related to, among other things, preparation of tax returns, our regulated investment company (RIC) qualification, excise tax distribution requirements and form extensions.

All Other Fees: Other fees would include fees billed by PricewaterhouseCoopers for products and services other than the services reported above, of which there were none in the fiscal years ended March 31, 2015 and March 31, 2014.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers, the Company’s auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of such service does not impair the auditors’ independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

All services described above under “Audit-Related Fees” and “Tax Services Fees” were pre-approved by the Audit Committee.

Audit Committee Report1

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended March 31, 2015.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of PricewaterhouseCoopers LLP’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with PricewaterhouseCoopers LLP matters relating to PricewaterhouseCoopers LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the statement on Auditing Standards No. 61 as amended (Professional Standards). In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP their independence from management and the Company, as well as the matters in the written disclosures received from PricewaterhouseCoopers LLP and required by Statement on Auditing Standard No. 114, as amended (Codification of Statements on Auditing Standards, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T), Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence”. The Audit Committee received a letter from PricewaterhouseCoopers LLP confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with PricewaterhouseCoopers LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers LLP’s audits and all fees paid to PricewaterhouseCoopers LLP during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PricewaterhouseCoopers LLP for the Company. The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers LLP’s performance of non-audit services with the maintenance of PricewaterhouseCoopers LLP’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 for filing with the Commission. In addition, the Audit Committee has engaged PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016, and has directed that the selection of PricewaterhouseCoopers LLP be submitted to the Company’s stockholders for ratification.

May 18, 2015

The Audit Committee

R. Rudolph Reinfrank, Chair

Jeanette Loeb

Frank C. Puleo

Carl Spielvogel

Elliot Stein, Jr.

[1]	The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD OF DIRECTORS, BASED ON THE APPROVAL AND RECOMMENDATION OF THE AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2016.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders To Be Held on August 5, 2015

The following materials relating to this Proxy Statement are available at www.proxyvote.com:

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting of Stockholders;

•	information on how to obtain directions to attend the Meeting in person;

•	proxy cards and any other proxy materials; and

•	the Company’s Annual Report for the fiscal year ended March 31, 2015.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in their discretion.

SUBMISSION OF STOCKHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at an annual meeting of stockholders unless certain securities law requirements are met. The Company expects that the 2016 Annual Meeting of Stockholders will be held in August 2016, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than February 17, 2016, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.

Pursuant to our current bylaws, notices of business proposals or a nomination(s) of individuals for election as a director at the 2016 Annual Meeting, other than stockholder proposals to be included in our proxy statement pursuant to Rule 14a-8, should be addressed to Joseph D. Glatt, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019 and should be received by the Company not earlier than January 18, 2016 and not later than 5:00 p.m. (Eastern Time) on February 17, 2016. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting a notice by the stockholder, to be timely, must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. (Eastern Time), on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. A stockholder’s notice must contain information specified in our bylaws about the stockholder, its affiliates, and the proposed business or nominee for election as a director.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Apollo Investment Corporation

Chief Compliance Officer

9 West 57th Street

New York, New York 10019

The Audit Committee Chair may be contacted at:

Apollo Investment Corporation

Audit Committee Chair

9 West 57th Street

New York, New York 10019

HOUSEHOLDING OF PROXY MATERIALS

The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are stockholders of the Company will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to Joseph D. Glatt, Corporate Secretary, 9 West 57th Street, New York, New York 10019 or investorrelations@apolloic.com or 212-515-3450. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

FINANCIAL STATEMENTS AND OTHER INFORMATION

We will furnish, without charge, a copy of our most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Company at 9 West 57th Street, New York, New York 10019 (Telephone Number 212-515-3450).

You are cordially invited to attend the Annual Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying white proxy card in the enclosed postage-paid envelope or to vote by telephone or through the Internet.

By Order of the Board of Directors

Joseph D. Glatt
Corporate Secretary

New York, New York

June 16, 2015

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1a. Election of Class II Directors	☐	☐	☐

             Nominees

01 John J. Hannan	02 R. Rudolph Reinfrank

1b. Election of Class III Director

             Nominee

03 James C. Zelter

The Board of Directors recommends you vote FOR the following proposal(s):

		For	Against	Abstain
2.	To ratify the selection of PricewaterhouseCoopers LLP as Apollo Investment Corporation’s (the “Company”) independent registered public accounting firm for the fiscal year ending March 31, 2016.	☐	☐	☐

NOTE: If any other business is presented at the meeting, this proxy will be voted by the proxies in their discretion, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the meeting. THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY OF A NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND A PROXY STATEMENT.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice of Annual Meeting and Proxy Statement are available at www.proxyvote.com.

APOLLO INVESTMENT CORPORATION Annual Meeting of the Stockholders August 5, 2015 9:30 A.M. THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORSA

The undersigned hereby appoints GREGORY W. HUNT and JOSEPH D. GLATT, or either one of them, and each with full power of substitution, to act as proxies for the undersigned to vote all the shares of Common Stock of Apollo Investment Corporation, a Maryland corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Peninsula New York, 700 Fifth Avenue, New York, New York 10019 on Wednesday, August 5, 2015 at 9:30 a.m., Eastern Daylight Time, and all postponements and adjournments thereof, as indicated on this proxy and to otherwise represent the undersigned with all powers possessed by the undersigned if personally present at the meeting. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED AND FOR THE PROPOSALS LISTED.

The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior proxies except for prior proxies given in connection with the Annual Meeting.

Continued and to be signed on reverse side